Exhibit 10.25

Execution Version

AMENDMENT NO. 1 TO
SERIES A-2 PREFERRED SHARE INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of December 20, 2021 by and among Four Springs Capital Trust, a Maryland real estate investment trust (the “Company” or the “Trust”), and the Persons listed on the Schedule of Investors attached hereto as Schedule I (collectively referred to herein as “Investors” and individually as an “Investor”). This Amendment amends that certain Investor Rights Agreement, dated as of May 3, 2021, among the Company and the Investors set forth therein (the “Investor Rights Agreement”). Unless otherwise defined in this Agreement, certain capitalized terms contained herein have the meanings set forth in the Investor Rights Agreement.

WHEREAS, in order to induce the Investors to agree to certain revisions of the redemption requirement in the Articles Supplementary and in anticipation of the initial public offering of the Company’s common shares, the Company and the Investors have agreed that this Amendment shall govern certain matters relating to the relationship among the parties hereto.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Investor Rights Agreement is hereby amended as follows:

AGREEMENT

1.	The first sentence of Section 4.1(b) is hereby deleted in its entirety and replaced with the following:

The holders of Registrable Securities shall be entitled to request three (3) Long-Form Registrations and not more than one (1) within any twelve (12) month period.

2.	Article 2 is hereby amended by adding the following Section 2.3 after Section 2.2:

Section 2.3            Series A-2 Trustee and Series A-2 Board Observer.

(a)	Each of the Trust and the Investors acknowledges and agrees that, until the earlier of when the Investors (including any permitted transferees as set forth in the Declaration of Trust) Beneficially Own less than (i) ten percent (10%) of the Common Shares issued or issuable upon conversion of the Preferred Shares purchased pursuant to the Purchase Agreement or (ii) ten percent (10%) of the Common Shares issued and outstanding following the Qualifying IPO, the Post IPO Majority (as defined below) shall be entitled to nominate for election to the Board of Trustees one (1) trustee (the “Series A-2 Trustee”). For purposes hereof, the “Post IPO Majority” shall mean the Investors holding a majority of the Common Shares issued or issuable upon conversion of the Preferred Shares purchased pursuant to the Purchase Agreement. The Trust shall take all necessary and desirable actions within its control, including, without limitation, calling shareholders’ and trustees’ meetings, and shall take all other reasonably necessary actions within such person’s control (whether in such person’s capacity as a shareholder, trustee, member of a committee of the board of trustees or officer of the Trust or otherwise, and including attendance at the board of trustees’ and/or shareholders’ meetings in person or by proxy for purposes of attaining a quorum and execution of written consents in lieu of meetings) in order to cause:

(i)	the election to the board of trustees of the Series A-2 Trustee until his or her successor has been designated as provided for herein, so approved, duly elected and qualified;

(ii)	the removal of the Series A-2 Trustee (with or without cause) at the written request of the Post IPO Majority; and

(iii)	the election to the board of trustees of an individual designated by the Post IPO Majority to fill any vacancy or vacancies created in the event that the Series A-2 Trustee, for any reason, ceases to serve as a member of the board of trustees during such member’s term of office.

(b)            In the event that the Series A-2 Trustee ceases to serve as a member of the board of trustees for any reason, the resulting vacancy shall be filled by a person designated in writing by the Post IPO Majority. The Investors agree to vote and take all other action in order to ensure that such designated replacement trustee shall be elected to the board of trustees.

(c)            Pursuant to the Declaration of Trust and the bylaws of the Trust, any designee elected pursuant to this Section 2.3 shall hold office until his or her successor shall have been duly designated, elected and qualified or he or she shall have been earlier removed from such office pursuant to the terms hereof.

(d)            The Trust shall provide to Carlyle Global Credit Investment Management L.L.C. or certain of its affiliates, funds, accounts and investment vehicles, as directed by Carlyle Global Credit Investment Management L.L.C. (the “Investors Representative”) with thirty (30) days’ prior written notice of any intended mailing of a notice to shareholders for a meeting at which trustees are to be elected. The Investors Representative shall give written notice to the Trust, no later than twenty (20) days prior to such mailing, of the persons designated pursuant to Section 2.3 hereto as nominees for election as the Series A-2 Trustee. The Trust agrees to nominate and recommend for election as the Series A-2 Trustee the individual designated, or to be designated, pursuant to Section 2.3 as permitted under Maryland General Corporation Law. If the Investors Representative shall fail to give notice to the Trust as provided above, it shall be deemed that the designee then serving as the Series A-2 Trustee shall be the designee for reelection.

(e)            The Post IPO Majority, at any time and for any period of time, shall have the right, by written notice to the Trust, to designate one (1) individual to attend Board of Trustees and committee meetings of the Trust and board and committee meetings of any Subsidiary of the Trust. The individual so appointed by the Post IPO Majority to attend such meetings pursuant to this subsection (e) shall be referred to herein as a “Series A-2 Board Observer.” The Series A-2 Board Observer shall be entitled to receive all board and committee materials and information in the same manner and at the same time as the Board of Trustees and committee members of the Trust and the board and committee members of each Subsidiary of the Trust, and to participate in all board and committee discussions; provided, however, that the Series A-2 Board Observer shall not be entitled to vote on any matters before the board of trustees or any committee of the Trust or any board or committee of any Subsidiary of the Trust. The Series A-2 Board Observer shall execute a confidentiality agreement, in a form reasonably satisfactory to the Trust and such Series A-2 Board Observer, in order to maintain the confidential and proprietary nature of any information and materials provided to such Persons. The Trust reserves the right to withhold any information from the Series A-2 Board Observer and to exclude such Series A-2 Board Observer from any meeting or portion thereof if the Trust reasonably believes, upon advice of counsel, that access to such information or attendance at such meeting could reasonably be expected to adversely affect the attorney-client privilege between the Trust and its counsel; provided, however, that the Trust may not so withhold information from the Series A-2 Board Observer or so exclude such Series A-2 Board Observer from any such meeting or portion thereof if the Post IPO Majority reasonably believes there is a mutuality of interest between the Investors and the Trust that can be addressed through a joint defense agreement or a common interest agreement and the Series A-2 Board Observer either enters into a joint defense or common interest agreement presented to such Series A-2 Board Observer by the Trust and in a form reasonably satisfactory to the Trust and the Series A-2 Board Observer or, if no such agreement is presented, is prepared to enter into such a joint defense or common interest agreement.

3.            Article 8 is hereby amended by deleting the last sentence thereof and replacing it with the following:

The rights to designate the Series A-2 Trustee and Series A-2 Board Observer pursuant to Section 2.3 hereof shall terminate on the earlier of the date on which the Investors (including any permitted transferees as set forth in the Articles Supplementary) Beneficially Own less than (i) ten percent (10%) of the Common Shares issued or issuable upon conversion of the Preferred Shares purchased pursuant to the Purchase Agreement on the date thereof or (ii) ten percent (10%) of the Common Shares issued and outstanding following the Qualifying IPO.

4.            Except to the extent modified or amended by this Amendment, all terms and provisions of the Investor Rights Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

5.            Any required notices, meetings or consents that are necessary to amend the Investor Rights Agreement are hereby waived or satisfied.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE COMPANY:

FOUR SPRINGS CAPITAL TRUST

/s/ William P. Dioguardi
By: William P. Dioguardi
Title: Chief Executive Officer and President

[Signature Page to Amendment No. 1 to Series A-2 Preferred Share Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CARLYLE:

Carlyle Global Credit Investment Management L.L.C.

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowtiz
Title: Managing Director

INVESTORS:

Carlyle Credit Opportunities Fund (Parallel) AIV, L.P.,
By: CCOF General Partner, L.P., its general partner,
By: CCOF, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

Carlyle Credit Opportunities Fund (Parallel) AIV 2, L.P
By: CCOF General Partner, L.P., its general partner,
By: CCOF, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

[Signature Page to Amendment No. 1 to Series A-2 Preferred Share Investor Rights Agreement]

Carlyle Credit Opportunities Fund, L.P.
By: CCOF General Partner, L.P., its general partner,
By: CCOF, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

Carlyle Credit Opportunities Fund (Parallel) II AIV Holdings, L.P.
By: CCOF II General Partner, L.P., its general partner
By: CCOF II, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

Carlyle Credit Opportunities Fund (Parallel) II AIV 2 Holdings, L.P.
By: CCOF II General Partner, L.P., its general partner
By: CCOF II, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

Carlyle Credit Opportunities Fund II, L.P.
By: CCOF II General Partner, L.P., its general partner
By: CCOF II, L.L.C., its general partner

/s/ David Lobe
By: David Lobe
Title: Authorized Person

CARLYLE SKYLINE CREDIT FUND, L.P., as Lender

/s/ Brian Marcus
By: Brian Marcus
Title: Managing Director

Schedule I

Schedule of Investors

Name of Investor	Address of Investor	Number of Series A-2 Preferred Shares
Carlyle Credit Opportunities Fund, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	1,337,600
Carlyle Credit Opportunities Fund (Parallel) AIV, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	674,880
Carlyle Credit Opportunities Fund (Parallel) AIV 2, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	1,027,520
Carlyle Credit Opportunities Fund II, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	3,409,960
Carlyle Credit Opportunities Fund (Parallel) II AIV Holdings, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	1,010,600
Carlyle Credit Opportunities Fund (Parallel) II AIV 2 Holdings, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	2,099,440
Carlyle Skyline Credit Fund, L.P.	c/o Carlyle Global Credit Investment Management L.L.C. One Vanderbilt Avenue, Suite 3400 New York, NY 10017	430,000
Total	N/A	10,000,000

EXHIBIT A

REGISTRATION AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of [___], 2021 (as the same may hereafter be amended, the “Registration Agreement”), by and among Four Springs Capital Trust, a Maryland real estate investment trust (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s __________ shares of [Common Shares] shall be included as Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of _______________, 20__.

Signature of Stockholder

Print Name of Stockholder

A-1